UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2007, DaVita Inc. (the “Company”) entered into an Amendment Agreement with the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., pursuant to which the Company’s Tranche B Term Loans were refinanced with new Tranche B-1 Term Loans, in the aggregate principal amount of $1,705,875,000, that have a lower interest rate. The Amendment Agreement also (i) amended and restated the Credit Agreement, dated as of October 5, 2005, by and among the Company, the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., Wachovia Bank, National Association, Bear Stearns Corporate Lending Inc., The Bank of New York, The Bank of Nova Scotia, The Royal Bank of Scotland plc, WestLB AG, New York Branch as Co-Documentation Agents, Credit Suisse, Cayman Islands Branch, as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, JPMorgan Securities Inc., as Sole Lead Arranger and Bookrunner and Credit Suisse, Cayman Islands Branch, as Co-Arranger (as so amended and restated, the “Amended and Restated Credit Agreement”), to, among other things, favorably modify certain restrictive covenants, and (ii) amended the Security Agreement, dated October 5, 2005, by and among the Company, the guarantors party thereto, and JPMorgan Chase Bank, N.A., as Collateral Agent , to remove all requirements that the Company and the Guarantors party thereto enter into control agreements with respect to cash and securities accounts. Concurrently with the execution of the Amendment Agreement, the Company, the Guarantors party thereto and JPMorgan Chase Bank, N.A., entered into the Amended and Restated Credit Agreement.

The new Tranche B-1 Term Loans will bear interest, at the Company’s option, at (i) the base rate, defined as the higher of (a) the federal funds rate plus 0.50% and (b) the prime commercial lending rate of JPMorgan Chase Bank, N.A., plus an applicable interest margin of 0.50 or (ii) a rate per annum equal to the LIBOR rate plus an applicable interest margin of 1.50%. Any refinancing of the Tranche B-1 Term Loan made prior to February 23, 2008 in connection with lowering the applicable interest margins thereunder will be subject to a prepayment penalty of 1%. Other than as set forth herein, the payment terms of the new Tranche B-1 Term Loans are the same as those of the prior Tranche B Term Loans. A description of the material payment terms of the Tranche B Term Loans and other material terms of the original Credit Agreement, dated October 5, 2005, is set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on October 11, 2005, which description is incorporated herein by this reference.

The Amended and Restated Credit Agreement provides for, among other things, the following changes to previously existing covenants: (i) the portion of excess cash flow (as defined therein) that must be paid as a prepayment of borrowed amounts under certain circumstances has been decreased, (ii) the maximum dollar amounts of certain permitted investments and debt have been increased, (iii) the limitations on the purchases, redemption or acquisitions of capital stock, the payment of dividends and distribution in cash, and growth capital expenditures are eliminated if the Company’s leverage ratio falls below 3.5:1, and (iv) the amount of tangible assets that can be held by subsidiaries of the Company that have not guaranteed the credit facilities has been increased. In addition, the Amended and Restated Credit Agreement changes the amount by which the Company can elect to increase revolving and term loan commitments thereunder from $500 to $750 million.

The foregoing description of the Amendment Agreement and the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement and the Amended and Restated Credit Agreement, which are attached here to as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company entered into an Amendment Agreement and an Amended and Restated Credit Agreement on February 23, 2007 which is described under Item 1.01 of this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

On February 23, 2007, the Company issued $400,000,000 aggregate principal amount of its 6 5/8% senior notes due 2013 (the “Notes”) pursuant to the indenture dated March 22, 2005 with The Bank of New York Trust Company, N.A., as trustee. The Notes are part of the same series of debt securities as the $500 million aggregate principal amount of 6 5/8% senior notes due 2013 that were issued in March 2005. The Company used the net proceeds of the offering to repay a portion of outstanding amounts under the Tranche B Term Loan portion of its senior secured credit facilities described above.

The Notes were sold in private placement transactions, have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Pursuant to a Registration Rights Agreement dated February 23, 2007 among the Company, the Guarantors and the initial purchaser of the Notes (the “Registration Rights Agreement”), the Company and the Guarantors are obligated to file and use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company and that are registered with the Securities and Exchange Commission and have substantially identical terms as the Notes. Pursuant to the Registration Rights Agreement, the Company will be obligated to pay additional interest on the Notes if it does not complete the related exchange offer within 210 days after February 23, 2007.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the agreement, a copy of which are filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment Agreement, dated February 23, 2007, by and among the Company, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

10.2	Credit Agreement, dated as of October 5, 2005, as Amended and Restated as of February 23, 2007, by and among the Company, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

99.1	Registration Rights Agreement for the 6 5/8% Senior Notes due 2013 dated as of February 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: February 28, 2007	By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Agreement, dated February 23, 2007, by and among the Company, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

10.2	Credit Agreement, dated as of October 5, 2005, as Amended and Restated as of February 23, 2007, by and among the Company, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

99.1	Registration Rights Agreement for the 6 5/8% Senior Notes due 2013 dated as of February 23, 2007.